Preferred Stock	6 Months Ended
Jun. 30, 2026
Preferred Stock
Preferred Stock

7.     Preferred Stock

On June 17, 2021 and on December 3, 2021, ASC issued 25,000 shares and 15,000 shares, respectively of Series A Cumulative Redeemable Perpetual Preferred Shares (“Series A Preferred Stock”) to an affiliate of Maritime Partners LLC.

On December 10, 2024, the Company completed the redemption of 10,000 shares of its Series A Preferred Stock at a redemption value of $10.3 million.

On October 31, 2025, the Company completed the full redemption for all 30,000 remaining outstanding shares of its Series A Preferred Stock, for $30.6 million, which represents the stipulated redemption price of 102% of the liquidation preference per share. As the fair value of the preferred stock redemption was greater than the carrying amount, a loss on extinguishment of $2.2 million was recognized during the year ended December 31, 2025 (2024: $0.7 million).